Exhibit 13.2

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Engine Gaming and Media, Inc. (the “Company”) on Form 20-F for the period ended August 31, 2022 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Munoz, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 29, 2022	/s/ Michael Munoz
Michael Munoz
Chief Financial Officer
(Principal Financial and Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Engine Gaming and Media, Inc. and will be retained by Engine Gaming and Media, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.